UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

Annual Report September 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds.
TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO & CEO at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund. Here the managers discuss U.S. economic and financial market conditions, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2014.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down
16%-17% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

The high yield bond market experienced volatility through the reporting period, but ended the period returning 7.23%, as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. Similarly, loans exhibited volatility due to extended periods of outflows for much of the year, but finished the reporting period with a slightly more muted return of 4.30%, as measured by the Credit Suisse Leveraged Loan Index. The Collateralized Loan Obligation (CLO) markets however continued to remain strong, providing much needed support for the broad loan markets with over $100 billion of new issuance during the last nine-months alone. High yield new issuance was also strong with $283 billion pricing during the reporting period. Excluding the TXU Energy bankruptcy, the trailing twelve month par-weighted default rate is 1.0%, which remains well below the 3.1% long-term historical average default rate.

How did the Funds perform during the twelve-month reporting period ended September 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2014. Each Fund’s Class A Share total returns at NAV are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2014?

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Our investment process is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

In general, the presence of LIBOR floors benefited the Fund’s performance during the reporting period due to the current low interest rate environment within short-term interest rates. LIBOR floors, as the name suggests, put a floor on the reference LIBOR rate.

At the industry level, oil, gas and consumer fuels, along with media and IT services contributed positively to performance. At the individual issuer level, the high yield bonds and loans of Clear Channel Communications, Inc. were among the top contributors to performance, extending their ongoing streak of positive performance. These higher beta bonds and loans have attractive yields and have traded higher with the rising credit markets. In addition, bonds held in First Data Corporation benefited performance on continued growth and strength in earnings. Lastly, contributing to performance for the period were the bonds of Kinetic Concepts, Inc., a medical supply company.

6	Nuveen Investments

The Fund’s exposures to the commercial services and supplies, as well as hotels, restaurant and leisure industries weighed on performance driven, in most part, by concerns late in the reporting period regarding the pace of global economic growth. At the individual issuer level, holdings in Caesar’s Entertainment Operating Company weighed on performance due to deteriorating credit concerns and negative sentiment regarding the restructuring of firm debt. In addition, loans held in BMC Corporation, a software company, detracted from returns on individual name weakness. Lastly, detracting from results were the loans of iQor U.S., a company specializing in customer interaction and business process outsourcing services. The loans were over penalized in the volatile market after marginally taking down earnings guidance during the reporting period.

During the reporting period, the Fund experienced an increase in inflows. The Fund invests in the approximately $2 trillion leveraged credit asset class and we focus on the more liquid part of the leveraged finance market where our inflows can be deployed quickly at attractive levels while also being selective in asset sourcing. Also, during the reporting period, we increased our high yield exposure as we felt it was more attractive than loans on a relative value basis.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index, but outperformed the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

We base our investment process on fundamental, bottom-up credit analysis. Our analysts assess sector dynamics, company business models and asset quality. We evaluate the potential upside and downside of each credit and concentrate on sectors with sufficient transparency to assess the downside risk and in firms that have ample assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and can perform well in a stable to slow-growth environment.

In general, the presence of LIBOR floors benefited the Fund’s performance during the reporting period due to the current low interest rate environment within short-term interest rates. LIBOR floors, as the name suggests, put a floor on the reference LIBOR rate.

Among the sectors contributing to overall performance during the reporting period were holdings in the media, health care providers and services and telecommunications industries. At the issuer level, the Fund benefited from holding the loans of Clear Channel Communications, Inc., a leading global media and entertainment company, which were among the top contributors to performance and remain a top holding in the Fund. These higher beta loans have an attractive yield and traded higher with the rising credit markets.

Golden Living (Drumm Investors LLC), a health care company, also benefited performance as the firm completed an amendment to their loans during the year and continue to offer healthy yields, buffering the loans from recent market volatility late in the reporting period. Lastly, the term loans of Harland Clarke Holdings Corporation, a services company, which is one of the higher yielding loans in its sector, contributed to performance.

There were very few industries that detracted from performance given the strength of the loan market during the reporting period. That said, our exposure to Jacobs Douwe Egberts, in the beverages industry, marginally weighed on overall portfolio returns during the reporting period.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

At the issuer level, BMC Software, Inc. detracted from returns on individual name weakness. Additionally, the loans of Ziggo N.V., a large European cable provider detracted from performance. This is a lower coupon, higher rated loan that was more susceptible to technical selling pressures given its liquidity profile during the market volatility throughout the reporting period.

During the reporting period, the Fund experienced an increase in inflows. The Fund invests in the approximately $2 trillion leveraged credit asset class and we focus on the more liquid part of the leveraged finance market where our inflows can be deployed quickly at attractive levels while also being selective in asset sourcing.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities.

We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside protection favors opportunities wherein valuations can be quantified and risks assessed.

During the reporting period, holdings within the media, energy, semiconductors and semiconductor equipment industries contributed the most overall performance. At the individual issuer level, the high yield bonds and loans of Clear Channel Communications, Inc. were among the top contributors to performance, extending their ongoing streak of positive performance. These higher beta bonds and loans have attractive yields and have traded higher with the rising credit markets. In addition, bonds held in First Data Corporation benefited performance on continued growth and strength in earnings. Lastly, contributing to performance for the period were the bonds Kinetic Concepts, Inc., a medical supply company.

Overall, most industries provided positive contributions to overall performance. However, the hotels, restaurants, and leisure industry had modestly negative returns reporting period. At the individual issuer level, holdings in Caesar’s Entertainment Operating Company Inc., weighed on performance due to deteriorating credit concerns and negative sentiment regarding the restructuring of firm debt. In addition, positions in Education Management LLC weighed on performance as the firm has been undergoing an out of court restructuring. Lastly, the bonds of Claire’s Stores detracted as consumer preferences continue to shift to online channels.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular dividends out of its net investment income at a rate that reflects the Fund’s past performance and current net income performance. To permit a Fund to maintain a more stable dividend, it may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2014, all of the Funds in this report had positive UNII balances for tax purposes. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony High Yield Bond Fund had negative UNII balances and Nuveen Symphony Floating Rate Income Fund had a positive UNII balance for financial reporting purposes.

Nuveen Investments	9

Risk Considerations and Dividend Information (continued)

All dividends paid by each Fund during the fiscal year ended September 30, 2014 were paid from net investment income. If a portion of a Fund’s distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	5.75%	9.07%
Class A Shares at maximum Offering Price	0.73%	7.88%
BofA/Merrill Lynch U.S. High Yield Master II Index	7.23%	8.67%
Custom Benchmark Index	6.07%	7.49%
Lipper High Yield Funds Classification Average	5.94%	7.79%

Class C Shares	4.96%	8.26%
Class I Shares	6.05%	9.34%

Since inception returns are from 4/28/10. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.03%	1.78%	0.78%

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	3.96%	5.92%
Class A Shares at maximum Offering Price	0.84%	4.98%
Credit Suisse Leveraged Loan Index	4.30%	4.79%
Lipper Loan Participation Funds Classification Average	3.08%	4.06%

Class C Shares	3.17%	5.12%
Class I Shares	4.20%	6.18%

Since inception returns are from 5/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.13%	1.85%	0.84%
Net Expense Ratios	1.07%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2015) of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	9.10%	11.30%
Class A Shares at maximum Offering Price	3.92%	8.35%
BofA/Merrill Lynch U.S. High Yield Master II Index	7.23%	6.44%
Lipper High Yield Funds Classification Average	5.94%	5.62%

Class C Shares	8.31%	10.46%
Class I Shares	9.36%	11.55%

Since inception returns are from 12/10/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.94%	2.65%	1.90%
Net Expense Ratios	0.94%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Yields as of September 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.36%	4.85%	5.86%
SEC 30-Day Yield	5.29%	4.79%	5.81%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.94%	3.28%	4.29%
SEC 30-Day Yield	3.99%	3.35%	4.37%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.62%	5.13%	6.15%
SEC 30-Day Yield	4.47%	3.92%	4.94%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

18	Nuveen Investments

Holding

Summaries as of September 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	0.4%
Convertible Bonds	0.4%
Corporate Bonds	77.3%
Variable Rate Senior Loan Interests	16.7%
Short-Term Investments	4.7%
Other Assets Less Liabilities	0.5%

Top Five Holdings1

(% of net assets)

IntelSat Limited	2.1%
Clear Channel Communications, Inc.	2.0%
Kinetic Concepts	1.7%
Tribune Company	1.5%
Sprint Corporation	1.4%

Portfolio Composition

(% of net assets)

Media	12.3%
Oil, Gas & Consumable Fuels	11.2%
Software	4.8%
Health Care Equipment & Supplies	4.4%
Diversified Telecommunication Services	4.3%
Communications Equipment	4.2%
Health Care Providers & Services	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Pharmaceuticals	3.6%
Wireless Telecommunication Services	3.5%
Hotels, Restaurants & Leisure	3.3%
Specialty Retail	2.5%
Consumer Finance	2.4%
Diversified Consumer Services	2.0%
Commercial Services & Supplies	1.8%
Machinery	1.6%
Containers & Packaging	1.5%
Food & Staples Retailing	1.5%
Diversified Financial Services	1.5%
Trading Companies & Distributors	1.3%
Other Industries	19.6%
Short-Term Investments	4.7%
Other Assets Less Liabilities	0.5%

Portfolio Credit Quality

(% of total long-term investments)

BBB	0.3%
BB or Lower	97.9%
N/R (not rated)	1.3%
N/A (not applicable)	0.5%

1	Excluding short-term investments.

Nuveen Investments	19

Holding Summaries as of September 30, 2014 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.3%
Corporate Bonds	15.4%
Variable Rate Senior Loan Interests	80.4%
Short-Term Investments	6.4%
Other Assets Less Liabilities	(2.5)%

Top Five Holdings1

(% of net assets)

Albertson’s LLC	2.7%
Clear Channel Communications, Inc.	2.5%
US Foods, Inc.	2.4%
Cumulus Media	1.9%
Tribune Company	1.9%

Portfolio Composition

(% of net assets)

Media	14.4%
Health Care Providers & Services	6.4%
Diversified Consumer Services	5.7%
Software	4.7%
Food Products	4.6%
Health Care Equipment & Supplies	4.4%
Food & Staples Retailing	4.1%
Diversified Telecommunication Services	4.0%
Hotels, Restaurants & Leisure	3.9%
Semiconductors & Semiconductor Equipment	3.8%
Pharmaceuticals	3.2%
Oil, Gas & Consumable Fuels	3.1%
Wireless Telecommunication Services	2.5%
Communications Equipment	2.4%
Computers & Peripherals	1.9%
Airlines	1.9%
Chemicals	1.9%
Commercial Services & Supplies	1.8%
Machinery	1.5%
Other Industries	19.9%
Short-Term Investments	6.4%
Other Assets Less Liabilities	(2.5)%

Portfolio Credit Quality

(% of total long-term investments)

BBB	1.2%
BB or Lower	97.8%
N/R (not rated)	0.7%
N/A (not applicable)	0.3%

1	Excluding short-term investments.

20	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	90.4%
Short-Term Investments	12.3%
Other Assets Less Liabilities	(2.7)%

Top Five Holdings1

(% of net assets)

Salix Pharmaceuticals Limited	4.5%
Truven Health Analytics Inc.	4.4%
Legacy Reserves LP Finance Corporation	4.1%
Athlon Holdings LP Finance Corporation	3.1%
FTS International Inc.	2.8%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	29.0%
Media	8.1%
Health Care Providers & Services	5.2%
Software	4.9%
Wireless Telecommunication Services	4.8%
Marine	4.6%
Pharmaceuticals	4.5%
Diversified Telecommunication Services	4.2%
Construction & Engineering	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Other Industries	16.8%
Short-Term Investments	12.3%
Other Assets Less Liabilities	(2.7)%

Portfolio Credit Quality

(% of total long-term investments)

BB or Lower	100.0%

1	Excluding short-term investments.

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2014.

The beginning of the period for the Funds is April 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$996.90	$993.50	$998.50
Expenses Incurred During Period	$4.96	$8.75	$3.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.29	$1,021.31
Expenses Incurred During Period	$5.01	$8.85	$3.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.75% and 0.75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.70	$1,000.30	$1,004.90
Expenses Incurred During Period	$4.82	$8.57	$3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.51
Expenses Incurred During Period	$4.86	$8.64	$3.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.40	$1,001.60	$1,006.60
Expenses Incurred During Period	$5.33	$9.13	$4.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.75	$1,015.94	$1,020.96
Expenses Incurred During Period	$5.37	$9.20	$4.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.82% and 0.82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014, for Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Symphony Credit Opportunities Fund	Nuveen Symphony Floating Rate Income Fund	Nuveen Symphony High Yield Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	25,533,043	30,861,508	1,753,153
Against	326,182	84,740	55,705
Abstain	451,133	189,895	91,706
Broker Non-Votes	9,852,959	12,303,544	387,071
Total	36,163,317	43,439,687	2,287,635

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

e. Nuveen Fund Advisors and Symphony Asset Management LLC
For	25,475,544	30,757,253	1,750,385
Against	364,706	187,349	58,899
Abstain	470,103	191,542	91,279
Broker Non-Votes	9,852,964	12,303,543	387,072
Total	36,163,317	43,439,687	2,287,635

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	25,393,964	30,754,097	1,739,167
Against	392,984	207,425	71,724
Abstain	523,411	174,621	89,673
Broker Non-Votes	9,852,958	12,303,544	387,071
Total	36,163,317	43,439,687	2,287,635

Approval of the Board Members was reached as follows:

William Adams IV
For	81,477,934	81,477,934	81,477,934
Withhold	912,706	912,706	912,706
Total	82,390,640	82,390,640	82,390,640

Robert P. Bremner
For	81,554,264	81,554,264	81,554,264
Withhold	836,376	836,376	836,376
Total	82,390,640	82,390,640	82,390,640

24	Nuveen Investments

	Nuveen Symphony Credit Opportunities Fund	Nuveen Symphony Floating Rate Income Fund	Nuveen Symphony High Yield Bond Fund
Jack B. Evans
For	81,533,718	81,533,718	81,533,718
Withhold	856,922	856,922	856,922
Total	82,390,640	82,390,640	82,390,640

William C. Hunter
For	81,533,728	81,533,728	81,533,728
Withhold	856,912	856,912	856,912
Total	82,390,640	82,390,640	82,390,640

David J. Kundert
For	81,555,540	81,555,540	81,555,540
Withhold	835,100	835,100	835,100
Total	82,390,640	82,390,640	82,390,640

John K. Nelson
For	81,566,517	81,566,517	81,566,517
Withhold	824,123	824,123	824,123
Total	82,390,640	82,390,640	82,390,640

William J. Schneider
For	81,555,067	81,555,067	81,555,067
Withhold	835,573	835,573	835,573
Total	82,390,640	82,390,640	82,390,640

Thomas S. Schreier, Jr.
For	81,495,056	81,495,056	81,495,056
Withhold	895,584	895,584	895,584
Total	82,390,640	82,390,640	82,390,640

Judith M. Stockdale
For	81,558,648	81,558,648	81,558,648
Withhold	831,992	831,992	831,992
Total	82,390,640	82,390,640	82,390,640

Carole E. Stone
For	81,526,250	81,526,250	81,526,250
Withhold	864,390	864,390	864,390
Total	82,390,640	82,390,640	82,390,640

Virginia L. Stringer
For	81,539,760	81,539,760	81,539,760
Withhold	850,880	850,880	850,880
Total	82,390,640	82,390,640	82,390,640

Terence J. Toth
For	81,551,211	81,551,211	81,551,211
Withhold	839,429	839,429	839,429
Total	82,390,640	82,390,640	82,390,640

Nuveen Investments	25

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund (three of the funds comprising Nuveen Investment Trust III) (the “Funds”) as of September 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. The statements of changes in net assets and the financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those statements and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 26, 2014

26	Nuveen Investments

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.8%

	COMMON STOCKS – 0.4%

	Diversified Consumer Services – 0.4%

180,103	Cengage Learning Holdings II LP, (2)				$5,538,167

	Media – 0.0%

9,292	Tribune Company, (3)				—
	Total Common Stocks (cost $5,849,360)				5,538,167

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.4%

	Health Care Equipment & Supplies – 0.1%

$1,537	Hologic Inc.	0.000%	12/15/43	N/R	$1,663,803

	Oil, Gas & Consumable Fuels – 0.3%

3,700	Energy and Exploration Partners Inc.	8.000%	7/01/19	N/R	3,626,000
$5,237	Total Convertible Bonds (cost $5,166,479)				5,289,803

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 77.3%

	Aerospace & Defense – 0.9%

$4,000	TransDigm Inc., 144A	6.000%	7/15/22	CCC+	$3,950,000

4,000	TransDigm Inc., 144A	6.500%	7/15/24	CCC+	3,985,000

3,000	Triumph Group Inc.	5.250%	6/01/22	BB–	2,955,000
11,000	Total Aerospace & Defense				10,890,000

	Air Freight & Logistics – 0.1%

750	XPO Logistics, Inc., 144A	7.875%	9/01/19	B1	774,375

	Automobiles – 1.1%

8,000	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	8.000%	6/01/21	B	7,620,000

6,000	Jaguar Land Rover PLC, 144A	4.125%	12/15/18	BB	6,004,200
14,000	Total Automobiles				13,624,200

	Beverages – 0.7%

9,400	Innovation Ventures LLC Finance, 144A	9.500%	8/15/19	B–	9,212,000

	Capital Markets – 0.2%

2,000	KCG Holdings Inc., 144A	8.250%	6/15/18	B+	2,080,000

	Chemicals – 1.0%

7,000	Hexion US Finance	6.625%	4/15/20	B1	7,035,000

5,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	4,987,500
12,000	Total Chemicals				12,022,500

Nuveen Investments	27

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Commercial Services & Supplies – 0.7%

$5,000	Cenveo Corporation, 144A	6.000%	8/01/19	B	$4,687,500

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	1,716,000

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,767,500
9,650	Total Commercial Services & Supplies				9,171,000

	Communications Equipment – 3.3%

12,000	Alcatel Lucent USA Inc., 144A	6.750%	11/15/20	B	12,180,000

9,500	Avaya Inc., 144A	7.000%	4/01/19	B1	9,215,000

15,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	13,562,500

1,500	CommScope Inc., 144A	5.000%	6/15/21	B+	1,470,000

2,550	CommScope Inc., 144A	5.500%	6/15/24	B+	2,505,375

2,000	Nortel Networks Limited, (7)	0.000%	7/15/11	N/R	2,110,000
43,050	Total Communications Equipment				41,042,875

	Construction & Engineering – 0.4%

2,250	AECOM Technology Corporation, 144A, (WI/DD)	5.750%	10/15/22	BB–	2,258,438

2,250	AECOM Technology Corporation, 144A, (WI/DD)	5.875%	10/15/24	BB–	2,264,063
4,500	Total Construction & Engineering				4,522,501

	Construction Materials – 0.4%

5,000	Gates Global LLC, 144A	6.000%	7/15/22	B	4,700,000

	Consumer Finance – 2.4%

8,925	First Data Corporation	12.625%	1/15/21	B–	10,687,688

6,435	First Data Corporation	11.750%	8/15/21	CCC+	7,448,513

509	First Data Holdings Inc., 144A	14.500%	9/24/19	N/R	534,559

2,700	SLM Corporation	4.875%	6/17/19	BB	2,700,000

1,900	Springleaf Finance Corporation	6.000%	6/01/20	B	1,928,500

7,000	TMX Finance LLC, 144A	8.500%	9/15/18	B	6,965,000
27,469	Total Consumer Finance				30,264,260

	Containers & Packaging – 1.5%

6,600	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	6,534,000

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	4,020,000

8,000	Cascades Inc., 144A	5.500%	7/15/22	Ba3	7,760,000

500	Reynolds Group	6.875%	2/15/21	B+	527,500
19,100	Total Containers & Packaging				18,841,500

	Diversified Consumer Services – 0.3%

2,000	Ahern Rentals Inc., 144A	9.500%	6/15/18	B	2,135,000

1,000	Harland Clarke Holdings, 144A	6.875%	3/01/20	B+	1,020,000
3,000	Total Diversified Consumer Services				3,155,000

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 1.4%

$2,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	$2,045,000

8,250	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	8,126,250

3,500	Memorial Resource Development Corp., 144A	5.875%	7/01/22	B–	3,421,250

3,350	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,341,625
17,100	Total Diversified Financial Services				16,934,125

	Diversified Telecommunication Services – 4.2%

2,000	CenturyLink Inc.	5.625%	4/01/20	BB+	2,063,000

1,213	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,279,715

1,500	CyrusOne LP Finance	6.375%	11/15/22	B+	1,567,500

2,000	IntelSat Limited	7.750%	6/01/21	B–	2,037,500

25,500	IntelSat Limited	8.125%	6/01/23	B–	26,583,750

2,000	Level 3 Escrow II Inc., 144A	5.375%	8/15/22	BB	1,970,000

1,750	Level 3 Financing Inc., 144A	6.125%	1/15/21	BB	1,802,500

2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB	2,107,500

2,000	Level 3 Financing Inc.	8.625%	7/15/20	BB	2,165,000

2,000	SBA Communications Corporation, 144A	4.875%	7/15/22	B	1,920,000

2,000	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	2,160,000

4,900	Windstream Corporation	7.750%	10/01/21	BB	5,218,500

1,000	Windstream Corporation	7.500%	4/01/23	BB	1,025,000
49,863	Total Diversified Telecommunication Services				51,899,965

	Electric Utilities – 0.4%

5,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	4,950,000

	Electronic Equipment, Instruments & Components – 0.7%

4,000	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BB+	3,920,000

4,500	Zebra Technologies Corporation, (WI/DD)	7.250%	10/15/22	B	4,500,000
8,500	Total Electronic Equipment, Instruments & Components				8,420,000

	Energy Equipment & Services – 1.0%

2,000	Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	2,090,000

2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,990,000

2,000	Hornbeck Offshore Services Inc.	5.875%	4/01/20	BB–	2,000,000

3,650	Regency Energy Partners Finance	5.875%	3/01/22	BB	3,796,000

2,500	Seventy Seven Energy Inc., 144A	6.500%	7/15/22	B	2,456,250
12,150	Total Energy Equipment & Services				12,332,250

	Food & Staples Retailing – 0.2%

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,744,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,227,000
2,800	Total Food & Staples Retailing				2,971,000

Nuveen Investments	29

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Food Products – 0.5%

$5,000	US Foods Inc.	8.500%	6/30/19	CCC+	$5,301,250

1,500	WhiteWave Foods Company	5.375%	10/01/22	BB–	1,515,000
6,500	Total Food Products				6,816,250

	Gas Utilities – 0.9%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,095,000

9,000	Suburban Propane Partners LP	5.500%	6/01/24	BB–	8,595,000
11,000	Total Gas Utilities				10,690,000

	Health Care Equipment & Supplies – 4.1%

2,500	Kinetic Concepts	10.500%	11/01/18	B–	2,718,750

19,375	Kinetic Concepts	12.500%	11/01/19	CCC+	21,554,688

8,750	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC+	7,973,438

10,500	Tenet Healthcare Corporation, 144A	5.000%	3/01/19	B3	10,368,750

8,300	Tenet Healthcare Corporation	8.125%	4/01/22	B3	9,109,250
49,425	Total Health Care Equipment & Supplies				51,724,876

	Health Care Providers & Services – 3.7%

4,000	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	3,990,000

3,600	Community Health Systems, Inc.	6.875%	2/01/22	B	3,744,000

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	1,970,000

1,000	HCA Holdings Inc.	6.250%	2/15/21	B2	1,045,000

7,500	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	7,856,250

4,000	MPH Acquisition Holdings LLC, 144A	6.625%	4/01/22	CCC+	4,040,000

5,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B2	5,368,750

1,385	Symbion Inc.	8.000%	6/15/16	B	1,436,938

13,200	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	13,926,000

2,000	Universal Hospital Services Inc.	7.625%	8/15/20	B	1,880,000

1,000	Wellcare Health Plans Inc.	5.750%	11/15/20	BB	1,017,500
44,685	Total Health Care Providers & Services				46,274,438

	Health Care Technology – 0.6%

7,500	MedAssets Inc.	8.000%	11/15/18	B	7,781,250

	Hotels, Restaurants & Leisure – 2.5%

7,750	Landrys Holdings	10.250%	1/01/18	CCC+	7,982,500

2,000	Landry’s Restaurants Inc., 144A	9.375%	5/01/20	B3	2,115,000

1,200	MGM Resorts International Inc.	7.750%	3/15/22	BB	1,335,000

2,875	Pinnacle Entertainment Inc.	6.375%	8/01/21	BB–	3,004,375

2,000	Pinnacle Entertainment Inc.	7.750%	4/01/22	B	2,175,000

15,000	Scientific Games Corporation, 144A	6.625%	5/15/21	B–	12,525,000

2,600	Station Casinos LLC	7.500%	3/01/21	CCC+	2,710,500
33,425	Total Hotels, Restaurants & Leisure				31,847,375

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Household Durables – 0.4%

$2,000	KB Home	4.750%	5/15/19	B+	$1,945,000

1,950	KB Home	7.000%	12/15/21	B+	2,032,875

1,000	RSI Home Products Incorporated, 144A	6.875%	3/01/18	B+	1,042,500
4,950	Total Household Durables				5,020,375

	Household Products – 0.4%

1,300	Revlon Consumer Products	5.750%	2/15/21	B	1,274,000

3,000	Serta Simmons Holdings LLC, 144A	8.125%	10/01/20	CCC+	3,165,000
4,300	Total Household Products				4,439,000

	Insurance – 1.1%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,095,000

10,100	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	10,339,875

1,800	Hub Holdings LLC/Hub Holdings Finance LLC, 144A	8.125%	7/15/19	CCC+	1,759,500
13,900	Total Insurance				14,194,375

	Leisure Equipment & Products – 0.6%

2,000	Carlson Travel Holdings Inc.	7.500%	8/15/19	B–	2,020,000

2,000	PC Merger Sub Inc.	8.875%	8/01/20	CCC+	2,160,000

2,980	PC NextCo Holdings Finance	8.750%	8/15/19	CCC+	2,994,900
6,980	Total Leisure Equipment & Products				7,174,900

	Machinery – 1.3%

3,750	Chassix Inc., 144A	9.250%	8/01/18	B–	3,703,125

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,894,375

5,000	CNH Industrial Capital LLC	3.375%	7/15/19	Ba1	4,712,500

1,000	Meritor Inc.	6.750%	6/15/21	B–	1,040,000

2,000	Terex Corporation	6.000%	5/15/21	BB	2,080,000

3,000	Xerium Technologies	8.875%	6/15/18	B	3,165,000
16,500	Total Machinery				16,595,000

	Marine – 1.2%

2,800	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,919,000

5,030	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	4,853,950

7,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	6,860,000
14,830	Total Marine				14,632,950

	Media – 7.5%

8,000	Affinion Group Inc.	7.875%	12/15/18	Caa2	6,880,000

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,825,000

2,750	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	2,829,063

1,000	Charter Communications, CCO Holdings LLC	6.625%	1/31/22	BB–	1,050,000

8,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	6,704,240

27,495	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	25,157,634

Nuveen Investments	31

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	$1,065,000

3,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	3,482,500

500	Clear Channel Worldwide	7.625%	3/15/20	B	515,000

1,100	Clear Channel Worldwide	7.625%	3/15/20	B	1,141,250

1,500	Dish DBS Corporation	5.000%	3/15/23	BB–	1,439,063

2,900	DreamWorks Animation SKG, 144A	6.875%	8/15/20	Ba3	3,030,500

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	2,060,000

9,600	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	10,608,000

1,000	Mediacom LLC	7.250%	2/15/22	B	1,050,000

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	2,903,750

8,350	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	8,412,625

4,250	Numericable Group SA, 144A	6.250%	5/15/24	Ba3	4,239,375

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,506,250

4,250	Sirius XM Radio Inc., 144A	6.000%	7/15/24	BB	4,313,750

750	Virgin Media Finance PLC, 144A, (WI/DD)	6.000%	10/15/24	B	750,938
97,320	Total Media				93,963,938

	Metals & Mining – 0.5%

7,000	Signode Industrial Group, 144A	6.375%	5/01/22	CCC+	6,720,000

	Oil, Gas & Consumable Fuels – 10.1%

2,500	Antero Resources Finance Corporation, 144A	5.125%	12/01/22	BB	2,431,250

3,150	Athlon Holdings LP Finance Corporation, 144A	6.000%	5/01/22	B3	3,378,375

1,522	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,628,540

3,250	Chaparral Energy Inc.	7.625%	11/15/22	B–	3,331,250

5,000	CITGO Petroleum Corporation, 144A	6.250%	8/15/22	BB+	5,200,000

4,700	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	4,829,250

4,750	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	4,761,872

2,500	Energy Transfer Equity LP	5.875%	1/15/24	BB+	2,531,250

4,500	Energy XXI Gulf Coast Inc., 144A	6.875%	3/15/24	B	4,230,000

3,625	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B	3,552,500

3,875	EnQuest PLC, 144A	7.000%	4/15/22	B	3,654,609

1,250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	1,321,875

3,825	Exco Resources Inc.	8.500%	4/15/22	B3	3,633,750

6,160	FTS International Inc., 144A	6.250%	5/01/22	B	6,052,200

2,000	Halcon Resources Corporation	9.750%	7/15/20	CCC+	2,035,000

8,000	Halcon Resources Corporation	8.875%	5/15/21	CCC+	7,880,000

5,800	Halcon Resources Corporation	9.250%	2/15/22	CCC+	5,778,250

2,000	Laredo Petroleum Inc.	7.375%	5/01/22	B	2,100,000

10,000	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	9,800,000

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,000	Linn Energy LLC Finance Corporation	6.250%	11/01/19	B1	$2,928,750

4,000	Magnum Hunter Resources Corporation	9.750%	5/15/20	CCC	4,230,000

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	980,000

1,300	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,339,000

2,000	Oasis Petroleum Inc.	6.500%	11/01/21	B+	2,085,000

2,750	Penn Virginia Corporation	8.500%	5/01/20	B–	2,887,500

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	1,980,000

2,000	Rose Rock Midstream LP / Rose Rock Finance Corporation, 144A	5.625%	7/15/22	B1	1,980,000

1,750	Rosetta Resources Inc.	5.625%	5/01/21	B+	1,706,250

2,000	Rosetta Resources Inc.	5.875%	6/01/24	B+	1,965,000

8,000	Sanchez Energy Corporation, 144A	6.125%	1/15/23	B–	7,922,400

3,950	Sanchez Energy Corporation	7.750%	6/15/21	B–	4,226,500

2,600	Sandridge Energy Inc.	7.500%	3/15/21	B2	2,535,000

5,000	Sandridge Energy Inc.	7.500%	2/15/23	B2	4,856,250

1,000	Teine Energy Limited, 144A	6.875%	9/30/22	B3	981,250

1,970	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB	2,034,025

4,000	Triangle USA Petroleum Corporation, 144A	6.750%	7/15/22	CCC+	3,905,000
126,727	Total Oil, Gas & Consumable Fuels				126,671,896

	Paper & Forest Products – 0.3%

4,000	Weyerhaeuser Company, 144A	4.375%	6/15/19	BB–	3,910,000

	Pharmaceuticals – 3.1%

3,500	Endo Finance Company	5.375%	1/31/23	B+	3,342,500

5,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	5,050,000

10,700	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	10,805,663

5,700	Par Pharmaceutical Companies Inc.	7.375%	10/15/20	CCC+	5,942,250

9,815	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	10,624,738

2,900	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,103,000
37,615	Total Pharmaceuticals				38,868,151

	Professional Services – 0.5%

6,000	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	6,007,500

	Real Estate Investment Trust – 1.1%

1,000	Aviv Healthcare Properties LP	7.750%	2/15/19	BB	1,047,500

4,000	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BBB–	4,060,000

1,250	iStar Financial Inc.	4.875%	7/01/18	BB–	1,215,625

7,500	iStar Financial Inc.	5.000%	7/01/19	BB–	7,218,750
13,750	Total Real Estate Investment Trust				13,541,875

	Road & Rail – 0.4%

5,000	Kenan Advantage Group, 144A	8.375%	12/15/18	B–	5,218,750

Nuveen Investments	33

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 3.4%

$4,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B	$4,040,000

6,000	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	6,090,000

10,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	10,605,000

11,500	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	10,982,500

10,000	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	B1	10,150,000
42,000	Total Semiconductors & Semiconductor Equipment				41,867,500

	Software – 3.8%

6,800	Audatex North America Inc., 144A	6.125%	11/01/23	Ba2	6,970,000

12,760	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	12,249,600

10,050	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	9,246,000

2,600	First Data Corporation	10.625%	6/15/21	Caa1	2,957,500

15,000	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	14,850,000

1,500	Sungard Data Systems Inc.	6.625%	11/01/19	B–	1,500,000
48,710	Total Software				47,773,100

	Specialty Retail – 2.5%

13,975	Chino Intermediate Holdings A Inc., 144A	7.750%	5/01/19	CCC+	13,241,313

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	3,052,500

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	960,000

9,350	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	8,695,500

857	Michaels FinCo Holdings LLC, 144A	7.500%	8/01/18	B3	871,998

4,485	Outerwall Inc., 144A	5.875%	6/15/21	BB–	4,227,113
32,667	Total Specialty Retail				31,048,424

	Textiles, Apparel & Luxury Goods – 0.4%

2,000	Levi Strauss & Company	6.875%	5/01/22	BB	2,090,000

1,000	Perry Ellis International	7.875%	4/01/19	B	1,010,000

2,400	Springs Industries Inc-SIWF Merger Sub	6.250%	6/01/21	B	2,352,000
5,400	Total Textiles, Apparel & Luxury Goods				5,452,000

	Trading Companies & Distributors – 1.3%

7,590	HD Supply Inc.	11.500%	7/15/20	CCC+	8,747,474

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,008,750

1,200	United Rentals North America Inc.	7.375%	5/15/20	BB–	1,275,000

4,250	United Rentals North America Inc.	5.750%	11/15/24	BB–	4,303,125
15,040	Total Trading Companies & Distributors				16,334,349

	Transportation Infrastructure – 0.7%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	8,950,000

	Wireless Telecommunication Services – 3.5%

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	4,190,000

950	Frontier Communications Corporation	6.250%	9/15/21	BB	940,500

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$16,300	Sprint Corporation, 144A	7.875%	9/15/23	BB–	$17,278,000

8,500	Sprint Corporation, 144A	7.125%	6/15/24	BB–	8,563,750

1,700	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,717,000

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	2,965,250

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,578,747

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	924,750

1,800	T-Mobile USA Inc.	6.375%	3/01/25	BB	1,795,500

1,000	UPCB Finance Limited, 144A	7.250%	11/15/21	BB	1,070,000

500	UPCB Finance Limited, 144A	6.875%	1/15/22	BB	533,750
42,050	Total Wireless Telecommunication Services				43,557,247
$962,556	Total Corporate Bonds (cost $971,080,119)				964,883,070

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 16.7% (5)

	Chemicals – 0.0%

$481	Univar, Inc., Term Loan	5.000%	6/30/17	B+	$477,154

	Commercial Services & Supplies – 1.1%

4,474	Education Management LLC, Tranche C2, Term Loan, (7)	0.000%	6/01/16	Caa3	2,580,097

3,873	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,572,857

6,983	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	6,982,444
15,330	Total Commercial Services & Supplies				13,135,398

	Communications Equipment – 0.9%

11,552	Avaya, Inc., Term Loan B3	4.654%	10/26/17	B1	11,025,388

	Computers & Peripherals – 0.8%

9,925	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	9,865,450

	Diversified Consumer Services – 1.3%

8,818	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	8,831,341

2,888	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,921,580

1,970	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,895,765

2,518	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	2,484,402
16,194	Total Diversified Consumer Services				16,133,088

	Diversified Financial Services – 0.1%

1,481	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,458,105

	Diversified Telecommunication Services – 0.2%

2,372	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	2,365,359

	Energy Equipment & Services – 0.2%

2,805	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	2,695,138

Nuveen Investments	35

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Food & Staples Retailing – 1.3%

$990	Albertson’s LLC, Term Loan B2	4.750%	3/21/19	BB–	$988,079

7,500	Albertson’s LLC, Term Loan B4	4.500%	8/25/21	BB–	7,471,095

1,629	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,605,733

1,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,010,625

4,000	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	4,063,752

490	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	482,594
15,609	Total Food & Staples Retailing				15,621,878

	Food Products – 0.3%

2,411	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	2,403,819

1,331	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	1,261,423
3,742	Total Food Products				3,665,242

	Health Care Equipment & Supplies – 0.2%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,961,092

	Health Care Providers & Services – 0.2%

313	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	315,341

522	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	525,570

452	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	451,209

406	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	404,254

447	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	446,806
2,140	Total Health Care Providers & Services				2,143,180

	Health Care Technology – 0.1%

1,596	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB	1,593,863

	Hotels, Restaurants & Leisure – 0.7%

1,908	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	1,883,286

5,500	Burger King Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	5,464,860

1,910	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	1,882,807
9,318	Total Hotels, Restaurants & Leisure				9,230,953

	Household Durables – 0.1%

1,397	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	1,388,803

	Internet & Catalog Retail – 0.6%

7,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	6,996,717

	Internet Software & Services – 0.1%

1,719	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	1,698,313

	IT Services – 0.2%

2,131	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	2,121,863

215	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	215,335
2,346	Total IT Services				2,337,198

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Machinery – 0.3%

$3,295	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	$3,313,501

	Media – 4.7%

1,000	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	987,750

6,590	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	6,403,302

7,096	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	6,934,674

1,995	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,945,125

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	962,500

205	Clear Channel Communications, Inc., Tranche D, Term Loan	6.904%	1/30/19	CCC+	195,788

1,736	Clear Channel Communications, Inc. Term Loan E	7.654%	7/30/19	CCC+	1,701,625

5,760	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	5,672,750

2,718	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,719,921

1,995	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	1,986,272

1,686	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,691,637

3,217	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,194,807

2,783	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	2,763,943

2,429	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	2,392,656

18,975	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	18,755,435

1,013	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	997,370
60,198	Total Media				59,305,555

	Multiline Retail – 0.1%

1,850	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	1,853,854

	Oil, Gas & Consumable Fuels – 0.8%

6,080	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	6,113,368

4,037	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	3,846,531
10,117	Total Oil, Gas & Consumable Fuels				9,959,899

	Pharmaceuticals – 0.5%

16	Graceway Pharmaceuticals LLC, Term Loan, (7)	0.000%	5/03/12	N/R	16,538

4,988	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	4,896,658

1,485	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	1,475,022
6,489	Total Pharmaceuticals				6,388,218

	Professional Services – 0.2%

1,181	Ceridian Corporation, Term Loan B1	4.152%	5/01/17	B1	1,178,616

1,232	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	B1	1,219,396
2,413	Total Professional Services				2,398,012

	Real Estate Investment Trust – 0.1%

1,729	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,667,389

	Real Estate Management & Development – 0.3%

3,102	Capital Automotive LP, Term Loan, Second Lien, DD1	6.000%	4/30/20	B1	3,148,946

Nuveen Investments	37

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 0.3%

$1,985	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	$1,957,293

1,733	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,729,612
3,718	Total Semiconductors & Semiconductor Equipment				3,686,905

	Software – 1.0%

1,359	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,364,487

447	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	445,095

9,560	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	9,419,497

500	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	505,000

987	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	989,578
12,853	Total Software				12,723,657
$212,716	Total Variable Rate Senior Loan Interests (cost $210,976,436)				208,238,255
	Total Long-Term Investments (cost $1,193,072,394)				1,183,949,295

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.7%

$58,164	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $58,163,693, collateralized by $59,330,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $59,330,000	0.000%	10/01/14		$58,163,693
	Total Short-Term Investments (cost $58,163,693)				58,163,693
	Total Investments (cost $1,251,236,087) – 99.5%				1,242,112,988
	Other Assets Less Liabilities – 0.5%				6,600,293
	Net Assets – 100%				$1,248,713,281

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 96.1%

	COMMON STOCKS – 0.3%

	Diversified Consumer Services – 0.3%

90,494	Cengage Learning Holdings II LP, (2)				$2,782,690
	Total Common Stocks (cost $2,927,239)				2,782,690

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 15.4%

	Commercial Services & Supplies – 0.2%

$2,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$2,080,000

	Communications Equipment – 0.3%

3,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	3,062,500

	Consumer Finance – 0.2%

1,750	First Data Corporation	12.625%	1/15/21	B–	2,095,625

	Containers & Packaging – 0.7%

7,200	Reynolds Group	9.875%	8/15/19	CCC+	7,749,000

	Diversified Telecommunication Services – 1.8%

4,100	IntelSat Limited	7.750%	6/01/21	B–	4,176,875

5,950	IntelSat Limited	8.125%	6/01/23	B–	6,202,875

6,750	Level 3 Communications Inc.	11.875%	2/01/19	B	7,290,000

1,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,620,000
18,300	Total Diversified Telecommunication Services				19,289,750

	Health Care Equipment & Supplies – 3.0%

3,500	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	3,561,250

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,703,438

14,500	Kinetic Concepts	12.500%	11/01/19	CCC+	16,131,250

6,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	6,873,750

2,000	Tenet Healthcare Corporation	8.125%	4/01/22	B3	2,195,000
30,825	Total Health Care Equipment & Supplies				33,464,688

	Health Care Providers & Services – 1.1%

1,500	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	1,496,250

2,400	Community Health Systems, Inc.	6.875%	2/01/22	B	2,496,000

4,500	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,713,750

3,619	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	3,818,045
12,019	Total Health Care Providers & Services				12,524,045

Nuveen Investments	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure – 0.3%

$3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	$3,337,500

	Household Products – 0.1%

1,250	Spectrum Brands Inc.	6.625%	11/15/22	BB-	1,312,500

	Machinery – 0.2%

1,530	Xerium Technologies	8.875%	6/15/18	B	1,614,150

	Media – 2.1%

3,000	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	3,086,250

2,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,676,060

2,091	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,106,683

15,195	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	13,903,837

2,250	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,238,750

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	515,000
25,036	Total Media				23,526,580

	Oil, Gas & Consumable Fuels – 0.5%

2,000	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,050,000

3,500	Halcon Resources Corporation.	9.250%	2/15/22	CCC+	3,486,875
5,500	Total Oil, Gas & Consumable Fuels				5,536,875

	Pharmaceuticals – 0.6%

1,750	Endo Finance Company, 144A	7.250%	1/15/22	B+	1,841,875

3,450	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	3,734,622

1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,070,000
6,200	Total Pharmaceuticals				6,646,497

	Professional Services – 0.1%

1,250	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	1,251,563

	Real Estate Investment Trust – 0.1%

1,500	iStar Financial Inc.	4.000%	11/01/17	BB–	1,455,000

	Semiconductors & Semiconductor Equipment – 1.2%

2,200	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,233,000

6,916	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	6,985,160

4,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	3,820,000
13,116	Total Semiconductors & Semiconductor Equipment				13,038,160

	Software – 0.7%

1,250	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,200,000

1,000	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	920,000

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	6,118,750
7,750	Total Software				8,238,750

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Trading Companies & Distributors – 0.3%

$2,500	HD Supply Inc.	11.500%	7/15/20	CCC+	$2,881,250

	Wireless Telecommunication Services – 1.9%

16,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	16,960,000

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,767,500

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	281,188

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,278,125

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	282,563

850	UPCB Finance Limited, 144A	6.625%	7/01/20	BB	888,335
20,400	Total Wireless Telecommunication Services				21,457,711
$164,626	Total Corporate Bonds (cost $172,086,279)				170,562,144

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 80.4% (4)

	Aerospace & Defense – 0.6%

$1,722	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	$1,645,789

4,489	Transdigm, Inc., Tranche D, Term Loan	3.750%	6/04/21	Ba3	4,425,427
6,211	Total Aerospace & Defense				6,071,216

	Airlines – 1.9%

9,897	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	9,740,756

2,117	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	2,073,640

4,974	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BB+	4,924,088

4,703	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	4,603,748
21,691	Total Airlines				21,342,232

	Auto Components – 0.2%

1,985	Allison Transmission, Inc., Term Loan B3	3.750%	8/23/19	BB	1,968,253

	Automobiles – 0.9%

1,983	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	1,955,259

5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,498,580

2,500	Formula One Group, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	2,495,312
10,051	Total Automobiles				9,949,151

	Biotechnology – 0.2%

2,000	Sterigenics International, Inc., Initial Term Loan, First Lien	4.500%	8/06/21	B	1,988,126

	Building Products – 1.2%

5,650	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	5,563,233

998	Hillman Group, Inc., Term Loan	4.500%	6/30/21	B1	996,253

2,380	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,363,017

Nuveen Investments	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Building Products (continued)

$4,000	Quikrete Holdings, Inc., Term Loan, Second Lien	7.000%	3/26/21	B–	$4,037,500
13,028	Total Building Products				12,960,003

	Capital Markets – 0.2%

1,733	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,727,808

	Chemicals – 1.9%

1,117	Arizona Chemical Holdings Corp., Initial Term Loan, First Lien	4.500%	6/11/21	BB–	1,117,403

2,072	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,034,102

8,804	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	8,792,044

8,946	Univar, Inc., Term Loan	5.000%	6/30/17	B+	8,869,477
20,939	Total Chemicals				20,813,026

	Commercial Services & Supplies – 1.6%

1,544	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,540,278

1,658	Education Management LLC, Tranche C2, Term Loan, (6)	0.000%	6/01/16	Caa3	956,095

4,841	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,466,071

1,250	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	1,129,688

9,975	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	9,974,920
19,268	Total Commercial Services & Supplies				18,067,052

	Communications Equipment – 2.2%

3,705	Avaya, Inc., Term Loan B3	4.654%	10/26/17	B1	3,536,280

13,382	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	13,287,783

7,000	Ciena Corporation, Term Loan B, First Lien	3.750%	7/15/19	Ba2	6,938,750
24,087	Total Communications Equipment				23,762,813

	Computers & Peripherals – 1.9%

11,895	Dell, Inc., Term Loan B, DD1	4.500%	4/29/20	BB+	11,823,742

9,744	Dell, Inc., Term Loan C, DD1	3.750%	10/29/18	BB+	9,637,784
21,639	Total Computers & Peripherals				21,461,526

	Construction & Engineering – 0.3%

3,500	Aecom Technology Corporation, Term Loan B, (WI/DD)	TBD	TBD	BB+	3,499,090

	Consumer Finance – 0.2%

2,487	First Data Corporation, Second New Dollar, Term Loan	3.655%	3/24/17	BB–	2,449,384

	Containers & Packaging – 0.6%

6,550	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	6,566,626

	Distributors – 0.3%

2,986	American Tire Distributors, Inc., Initial Term Loan	5.750%	6/01/18	B2	3,001,357

	Diversified Consumer Services – 5.5%

12,258	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	12,276,679

1,883	Harland Clarke Holdings Corporation, Extended Term Loan	5.483%	6/30/17	B+	1,886,517

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Diversified Consumer Services (continued)

$5,895	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	$5,963,764

1,963	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,982,125

19,044	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	18,778,508

2,946	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	2,835,170

7,538	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	7,433,865

2,000	Pilot Travel Centers LLC, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB	1,990,000

7,616	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	7,514,877
61,143	Total Diversified Consumer Services				60,661,505

	Diversified Financial Services – 0.9%

3,721	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B+	3,543,971

1,481	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,458,105

2,332	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	2,296,585

2,222	RCS Capital, Term Loan	6.500%	4/29/19	B+	2,241,316
9,756	Total Diversified Financial Services				9,539,977

	Diversified Telecommunication Services – 2.3%

4,455	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	4,418,803

1,985	Greeneden U.S. Holdings II LLC, Series 2, Term Loan	4.500%	11/13/20	B	1,979,392

2,993	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	2,935,143

1,746	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,721,623

1,000	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	996,250

4,465	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	4,452,956

3,328	Ziggo N.V., Term Loan B1, DD1	3.250%	1/15/22	BB–	3,239,535

2,145	Ziggo N.V., Term Loan B2, DD1	3.210%	1/15/22	BB–	2,087,617

3,527	Ziggo N.V., Term Loan B3, Delayed Draw, DD1	2.750%	1/15/22	BB–	3,433,385
25,644	Total Diversified Telecommunication Services				25,264,704

	Electric Utilities – 1.2%

2,196	EFS Cogen Holdings LLC, Term Loan B	3.750%	12/17/20	BB+	2,194,644

10,750	Energy Future Intermediate Holding Company, Term Loan, DD1	4.250%	6/19/16	BB	10,716,406
12,946	Total Electric Utilities				12,911,050

	Energy Equipment & Services – 1.1%

6,426	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	6,173,860

682	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B–	669,950

1,230	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,195,770

2,494	TerraForm Power, Inc., Term Loan B, First Lien	4.750%	7/23/19	BB	2,504,141

1,606	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	1,536,904
12,438	Total Energy Equipment & Services				12,080,625

	Food & Staples Retailing – 4.1%

2,481	Albertson’s LLC, Term Loan B2	4.750%	3/21/19	BB–	2,476,410

Nuveen Investments	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Food & Staples Retailing (continued)

$30,000	Albertson’s LLC, Term Loan B4	4.500%	8/25/21	BB–	$29,884,380

1,734	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,709,914

1,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,515,938

1,990	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B	1,863,967

500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	507,969

1,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,503,282

6,398	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	6,296,904
46,103	Total Food & Staples Retailing				45,758,764

	Food Products – 4.6%

9,110	H.J Heinz Company, Term Loan B2, DD1	3.500%	6/05/20	BB	9,014,837

2,494	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	2,486,738

7,000	Jacobs Douwe Egberts, Term Loan B, (WI/DD)	TBD	TBD	BB	6,842,500

4,368	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB	4,284,148

485	Pinnacle Foods Finance LLC, Term Loan H	3.250%	4/29/20	BB	476,208

26,115	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	26,041,975

1,869	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	1,770,419
51,441	Total Food Products				50,916,825

	Health Care Equipment & Supplies – 1.3%

821	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	826,819

1,394	Biomet, Inc., Term Loan B2	3.655%	7/25/17	BB–	1,387,267

7,089	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	7,011,723

2,955	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	2,956,587

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,961,092

694	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	693,476
14,898	Total Health Care Equipment & Supplies				14,836,964

	Health Care Providers & Services – 5.2%

5,586	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	5,538,871

627	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	630,681

1,044	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	1,051,136

3,722	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	3,715,596

5,274	CRC Health Corporation, First Lien	5.250%	3/29/21	B1	5,262,515

4,000	CRC Health Corporation, Initial Term Loan, Second Lien	9.000%	9/28/21	CCC+	4,002,500

9,227	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	9,280,358

1,460	HCA, Inc., Tranche B5, Term Loan	2.904%	3/31/17	BB	1,452,092

5,100	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	5,068,125

2,000	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	1,950,000

4,202	IASIS Healthcare LLC, Term Loan B2, First Lien, DD1	4.500%	5/03/18	Ba3	4,193,805

1,985	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	1,985,000

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$988	Surgical Care Affiliates LLC, Incremental Term Loan B	4.000%	6/29/18	B	$973,280

2,737	Truven Health Analytics, Inc., Term Loan B	4.500%	6/06/19	B1	2,688,704

7,108	U.S. Renal Care, Inc., Term Loan, First Lien	4.250%	7/03/19	Ba3	7,030,103

2,961	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, Second Lien	8.500%	1/03/20	CCC+	2,993,985
58,021	Total Health Care Providers & Services				57,816,751

	Health Care Technology – 0.5%

5,087	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB	5,080,438

	Hotels, Restaurants & Leisure – 3.7%

2,729	Arby’s Restaurant Group, Inc., Term Loan B	4.750%	11/15/20	B	2,731,081

3,356	Bally Technologies, Inc., Term Loan B	4.250%	11/25/20	BB	3,347,615

3,340	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	3,295,751

9,611	Burger King Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	9,549,706

730	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	723,840

5,683	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	B	5,631,758

2,450	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	2,486,750

2,234	Intrawest Resorts Holdings, Inc., Initial Term Loan, DD1	5.500%	12/09/20	CCC	2,240,889

2,464	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,425,152

1,995	Ryman Hospitality Properties, Inc., Tranche B, Term Loan	3.750%	1/15/21	Ba3	1,992,506

6,000	Scientific Games Corporation, Term Loan B2, (WI/DD)	TBD	TBD	BB–	5,883,750
40,592	Total Hotels, Restaurants & Leisure				40,308,798

	Household Products – 0.4%

2,978	Revlon Consumer Products Corporation, Term Loan	4.000%	10/08/19	Ba2	2,943,539

1,980	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	1,966,140
4,958	Total Household Products				4,909,679

	Independent Power & Renewable Electricity Producers – 0.5%

985	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB	977,473

983	Calpine Corporation, Term Loan B1	4.000%	4/01/18	BB	979,071

1,063	Dynegy, Inc., Term Loan B2	4.000%	4/23/20	BB	1,057,258

1,977	Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	BB	1,971,716
5,008	Total Independent Power & Renewable Electricity Producers				4,985,518

	Industrial Conglomerates – 0.2%

1,985	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,982,396

	Insurance – 0.5%

736	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B1	735,117

4,704	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	4,617,743

496	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	488,177
5,936	Total Insurance				5,841,037

Nuveen Investments	45

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Internet & Catalog Retail – 0.6%

$7,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	$6,996,717

	Internet Software & Services – 0.7%

1,980	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	1,956,735

63	Sabre Inc., Term Loan C	3.500%	2/18/18	Ba3	62,346

5,249	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	5,184,449
7,292	Total Internet Software & Services				7,203,530

	IT Services – 0.8%

6,589	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	6,560,405

623	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	621,255

183	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	182,546

1,599	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,578,100
8,994	Total IT Services				8,942,306

	Leisure Equipment & Products – 1.2%

3,990	24 Hour Fitness Worldwide, Inc., Term Loan B	TBD	TBD	Ba3	3,984,988

2,627	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,586,081

1,085	Equinox Holdings, Inc., New Initial Term Loan B	4.250%	1/31/20	Ba3	1,075,177

1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,000,000

1,972	Leslie’s Poolmart, Inc., Tranche B, Term Loan	4.250%	10/16/19	B	1,947,631

2,985	Planet Fitness Holdings LLC, Term Loan	4.750%	3/31/21	B+	2,993,397
13,659	Total Leisure Equipment & Products				13,587,274

	Machinery – 1.3%

4,821	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	4,833,303

4,695	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,628,505

1,986	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	1,995,677

3,049	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,066,482
14,551	Total Machinery				14,523,967

	Media – 12.3%

2,857	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	2,864,251

97	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan, (7)	3.750%	7/23/21	B1	95,232

2,903	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	2,856,957

1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,432,238

3,995	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	3,881,903

2,301	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	2,248,515

879	AMC Entertainment, Inc., Initial Term Loan	3.500%	4/30/20	Ba2	869,588

2,494	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	2,431,406

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	962,500

388	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	1/03/21	Baa3	377,088

4,000	Charter Communications Operating Holdings LLC, Term Loan G	4.250%	9/10/21	BB+	3,992,856

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Media (continued)

$28,549	Clear Channel Communications, Inc., Tranche D, Term Loan	6.904%	1/30/19	CCC+	$27,309,078

1,350	Clear Channel Communications, Inc. Term Loan E	7.654%	7/30/19	CCC+	1,323,000

21,826	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	21,498,679

3,058	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	3,059,911

2,941	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	2,901,395

998	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	991,764

1,995	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,957,594

4,738	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	4,717,396

3,164	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	3,174,469

1,489	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	B+	1,491,541

3,855	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	3,823,331

3,000	Metro-Goldwyn-Mayer Studios, Inc., Term Loan, Second Lien	5.125%	6/26/20	Ba3	3,012,189

3,753	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,727,275

3,247	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,224,600

2,834	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	2,791,432

21,426	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	21,178,405

3,943	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	3,880,430

4,165	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	4,026,868
138,695	Total Media				136,101,891

	Multiline Retail – 0.7%

3,700	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	3,707,707

3,500	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	3,476,666
7,200	Total Multiline Retail				7,184,373

	Oil, Gas & Consumable Fuels – 2.6%

993	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	989,553

2,786	Citgo Petroleum Corporation, Term Loan B	4.500%	7/29/21	B+	2,793,840

1,866	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,889,801

5,485	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	5,386,812

1,404	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	1,389,829

11,024	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	11,083,623

3,109	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,962,546

852	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	853,653

1,277	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	1,276,488
28,796	Total Oil, Gas & Consumable Fuels				28,626,145

	Pharmaceuticals – 2.6%

198	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	197,253

4,974	Grifols, Inc., Term Loan	3.154%	2/27/21	Ba1	4,894,848

1,037	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,019,931

Nuveen Investments	47

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Pharmaceuticals (continued)

$1,496	Patheon, Inc., Term Loan B, DD1	4.250%	3/11/21	B	$1,468,997

3,057	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	3,035,608

5,944	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	5,905,018

2,667	Prestige Brands, Inc., Term Loan B, First Lien	4.500%	9/03/21	BB	2,667,667

4,579	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	4,576,934

5,209	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	5,155,065

85	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	84,057
29,246	Total Pharmaceuticals				29,005,378

	Professional Services – 0.4%

1,849	Ceridian Corporation, Term Loan B1	4.152%	5/01/17	B1	1,845,136

1,928	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	B1	1,908,977

195	CHG Healthcare, Term Loan, Second Lien	9.000%	11/19/20	CCC+	197,897
3,972	Total Professional Services				3,952,010

	Real Estate Investment Trust – 0.9%

2,785	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB–	2,879,162

1,478	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,457,268

1,970	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,944,144

3,905	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,764,670
10,138	Total Real Estate Investment Trust				10,045,244

	Real Estate Management & Development – 0.9%

4,654	Capital Automotive LP, Term Loan, Second Lien, DD1	6.000%	4/30/20	B1	4,723,419

4,785	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	4,770,956
9,439	Total Real Estate Management & Development				9,494,375

	Road & Rail – 0.2%

2,000	Husky International, LTD., Second Lien	7.250%	6/30/22	CCC+	1,965,000

	Semiconductors & Semiconductor Equipment – 2.6%

11,973	Avago Technologies, Term Loan B, DD1	3.750%	5/06/21	BBB–	11,879,498

9,662	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	9,527,172

7,447	Freescale Semiconductor, Inc., Term Loan, Tranche B5, DD1	5.000%	1/15/21	B1	7,435,028

293	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	288,181
29,375	Total Semiconductors & Semiconductor Equipment				29,129,879

	Software – 3.9%

4,963	Applied Systems, Inc., Initial Term Loan, First Lien	4.250%	1/25/21	B+	4,917,838

2,000	Applied Systems, Inc., Initial Term Loan, Second Lien	7.500%	1/24/22	CCC+	2,000,416

938	Aspect Software, Inc., Term Loan B	7.250%	5/07/16	B1	937,934

1,976	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,967,033

6,703	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	6,606,928

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Software (continued)

$3,883	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	$3,835,159

2,447	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	2,422,624

2,500	Fleetcor Technologies Operating Company LLC, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB+	2,487,500

7,630	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	7,467,116

5,187	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	5,199,657

5,610	Zebra Technologies Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB+	5,567,683
43,837	Total Software				43,409,888

	Specialty Retail – 0.6%

3,709	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	3,641,923

2,000	Kate Spade & Company, Initial Term Loan	4.000%	4/09/21	B	1,963,750

495	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba3	486,016

750	Michaels Stores, Inc., Term Loan B2	4.000%	1/28/20	Ba3	741,938
6,954	Total Specialty Retail				6,833,627

	Textiles, Apparel & Luxury Goods – 0.4%

4,963	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,953,195

	Trading Companies & Distributors – 0.9%

8,441	HD Supply, Inc., Term Loan, DD1	4.000%	6/28/18	B+	8,367,839

2,000	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	CCC+	2,001,250
10,441	Total Trading Companies & Distributors				10,369,089

	Transportation Infrastructure – 0.1%

78	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	75,408

450	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	437,366

429	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	416,828

621	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	603,263
1,578	Total Transportation Infrastructure				1,532,865

	Wireless Telecommunication Services – 0.5%

4,478	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	4,551,077

1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,461,938
5,978	Total Wireless Telecommunication Services				6,013,015
$898,219	Total Variable Rate Senior Loan Interests (cost $894,429,159)				888,392,462
	Total Long-Term Investments (cost $1,069,442,677)				1,061,737,296

Nuveen Investments	49

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.4%

$70,454	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $70,454,181, collateralized by $72,960,000. Treasury Notes, 0.625%, due 9/30/17, value $71,865,600	0.000%	10/01/14	$70,454,181
	Total Short-Term Investments (cost $70,454,181)			70,454,181
	Total Investments (cost $1,139,896,858) – 102.5%			1,132,191,477
	Other Assets Less Liabilities – (2.5)%			(27,204,715)
	Net Assets – 100%			$1,104,986,762

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

50	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 90.4%

	CORPORATE BONDS – 90.4%

	Auto Components – 2.1%

$500	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc.	7.875%	10/01/22	Caa1	$498,750

	Beverages – 2.8%

700	Innovation Ventures LLC Finance, 144A	9.500%	8/15/19	B–	686,000

	Commercial Services & Supplies – 1.9%

500	Cenveo Corporation, 144A	6.000%	8/01/19	B	468,750

	Communications Equipment – 1.8%

450	CommScope Inc., 144A	5.500%	6/15/24	B+	442,125

	Construction & Engineering – 4.2%

500	AECOM Technology Corporation, 144A, (WI/DD)	5.750%	10/15/22	BB–	501,875

500	AECOM Technology Corporation, 144A, (WI/DD)	5.875%	10/15/24	BB–	503,125
1,000	Total Construction & Engineering				1,005,000

	Diversified Consumer Services – 2.0%

475	Harland Clarke Holdings, 144A	6.875%	3/01/20	B+	484,500

	Diversified Telecommunication Services – 4.2%

500	IntelSat Limited	8.125%	6/01/23	B–	521,250

500	Level 3 Escrow II Inc., 144A	5.375%	8/15/22	BB	492,500
1,000	Total Diversified Telecommunication Services				1,013,750

	Energy Equipment & Services – 1.9%

450	Regency Energy Partners Finance	5.875%	3/01/22	BB	468,000

	Health Care Providers & Services – 5.2%

1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,055,000

200	Wellcare Health Plans Inc.	5.750%	11/15/20	BB	203,500
1,200	Total Health Care Providers & Services				1,258,500

	Machinery – 1.1%

250	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	270,625

	Marine – 4.6%

600	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	625,500

500	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	482,500
1,100	Total Marine				1,108,000

	Media – 8.1%

200	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	205,750

415	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	379,955

Nuveen Investments	51

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$500	Dish DBS Corporation	5.000%	3/15/23	BB–	$479,688

500	Nexstar Broadcasting Inc.	6.875%	11/15/20	B	512,500

380	Numericable Group SA, 144A	6.250%	5/15/24	Ba3	379,050
1,995	Total Media				1,956,943

	Oil, Gas & Consumable Fuels – 29.0%

700	Athlon Holdings LP Finance Corporation, 144A	6.000%	5/01/22	B3	750,750

500	Chaparral Energy Inc.	8.250%	9/01/21	B–	535,000

300	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	308,250

250	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	250,625

300	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B	294,000

500	EnQuest PLC, 144A	7.000%	4/15/22	B	471,563

650	Exco Resources Inc.	8.500%	4/15/22	B3	617,500

700	FTS International Inc., 144A	6.250%	5/01/22	B	687,750

600	Halcon Resources Corporation	9.250%	2/15/22	CCC+	597,750

1,000	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	980,000

390	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	401,700

600	Parsley Energy LLC Finance Corporation, 144A	7.500%	2/15/22	CCC+	618,750

500	Triangle USA Petroleum Corporation, 144A	6.750%	7/15/22	CCC+	488,125
6,990	Total Oil, Gas & Consumable Fuels				7,001,763

	Pharmaceuticals – 4.5%

1,000	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	1,082,500

	Semiconductors & Semiconductor Equipment – 4.1%

500	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	477,500

500	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	B1	507,500
1,000	Total Semiconductors & Semiconductor Equipment				985,000

	Software – 4.9%

200	Audatex North America Inc., 144A	6.125%	11/01/23	Ba2	205,000

500	Blackboard Inc., 144A	7.750%	11/15/19	CCC+	495,000

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	480,000
1,200	Total Software				1,180,000

	Specialty Retail – 0.6%

150	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	139,500

	Trading Companies & Distributors – 1.0%

250	United Rentals North America Inc.	5.750%	11/15/24	BB–	253,125

	Transportation Infrastructure – 1.6%

375	CEVA Group PLC, 144A	7.000%	3/01/21	B2	375,000

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 4.8%

$350	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$366,624

100	Frontier Communications Corporation	6.250%	9/15/21	BB	99,000

500	Sprint Corporation, 144A	7.125%	6/15/24	BB–	503,750

200	T-Mobile USA Inc.	6.375%	3/01/25	BB	199,500
1,150	Total Wireless Telecommunication Services				1,168,874
$21,735	Total Long-Term Investments (cost $21,841,705)				21,846,705

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 12.3%

$2,964	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $2,964,400, collateralized by $3,065,000 U.S. Treasury Notes, 0.625%, due 8/31/17, value $3,026,688	0.000%	10/01/14		$2,964,400
	Total Short-Term Investments (cost $2,964,400)				2,964,400
	Total Investments (cost $24,806,105) – 102.7%				24,811,105
	Other Assets Less Liabilities – (2.7)%				(660,050)
	Net Assets – 100%				$24,151,055

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Assets and Liabilities	September 30, 2014

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $1,193,072,394, $1,069,442,677 and $21,841,705, respectively)	$1,183,949,295	$1,061,737,296	$21,846,705
Short-term investments, at value (cost approximates value)	58,163,693	70,454,181	2,964,400
Receivable for:
Interest	22,390,706	8,796,581	407,134
Investments sold	16,910,927	18,863,561	748,865
Reimbursement from Adviser	—	—	2,278
Shares sold	5,571,412	8,499,099	4,994
Other assets	138,355	16,864	544
Total assets	1,287,124,388	1,168,367,582	25,974,920
Liabilities
Payable for:
Dividends	954,467	100,333	41,200
Investments purchased	24,754,278	60,986,721	1,500,000
Shares redeemed	11,431,803	1,324,420	233,602
Unfunded senior loans	—	64,516	—
Accrued expenses:
Management fees	611,289	531,139	—
Trustees fees	19,546	13,521	593
12b-1 distribution and service fees	204,933	63,097	2,671
Other	434,791	297,073	45,799
Total liabilities	38,411,107	63,380,820	1,823,865
Net assets	$1,248,713,281	$1,104,986,762	$24,151,055
Class A Shares
Net assets	$274,365,710	$131,750,867	$9,037,157
Shares outstanding	12,363,091	6,371,218	409,831
Net asset value (“NAV”) per share	$22.19	$20.68	$22.05
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$23.30	$21.32	$23.15
Class C Shares
Net assets	$176,017,478	$40,407,018	$549,363
Shares outstanding	7,943,727	1,956,140	24,982
NAV and offering price per share	$22.16	$20.66	$21.99
Class I Shares
Net assets	$798,330,093	$932,828,877	$14,564,535
Shares outstanding	35,962,844	45,082,818	660,213
NAV and offering price per share	$22.20	$20.69	$22.06
Net assets consist of:
Capital paid-in	$1,254,427,554	$1,112,077,143	$21,701,617
Undistributed (Over-distribution of) net investment income	(2,861,627)	1,439,693	(144,096)
Accumulated net realized gain (loss)	6,270,453	(824,693)	2,588,534
Net unrealized appreciation (depreciation)	(9,123,099)	(7,705,381)	5,000
Net assets	$1,248,713,281	$1,104,986,762	$24,151,055
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of

Operations	Year Ended September 30, 2014

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$69,765,083	$44,841,879	$5,323,144
Expenses
Management fees	6,441,522	5,268,080	490,969
12b-1 service fees – Class A Shares	872,482	347,610	172,045
12b-1 distribution and service fees – Class C Shares	1,428,853	387,862	4,650
Shareholder servicing agent fees and expenses	778,384	347,897	113,528
Custodian fees and expenses	249,895	313,333	27,973
Trustees fees and expenses	33,268	27,518	2,869
Professional fees	95,237	85,472	39,084
Shareholder reporting expenses	191,230	56,431	30,208
Federal and state registration fees	204,146	199,155	48,781
Other expenses	245,126	166,891	6,366
Total expenses before fee waiver/expense reimbursement	10,540,143	7,200,249	936,473
Fee waiver/expense reimbursement	—	—	(109,629)
Net expenses	10,540,143	7,200,249	826,844
Net investment income (loss)	59,224,940	37,641,630	4,496,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	6,781,587	(495,732)	3,770,391
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(18,901,942)	(9,244,654)	(419,283)
Net realized and unrealized gain (loss)	(12,120,355)	(9,740,386)	3,351,108
Net increase (decrease) in net assets from operations	$47,104,585	$27,901,244	$7,847,408

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of

Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	For the period 12/10/2012 (commencement of operations) through 9/30/13
Operations
Net investment income (loss)	$59,224,940	$23,541,835	$37,641,630	$5,037,060	$4,496,300	$355,059
Net realized gain (loss) from investments and foreign currency	6,781,587	5,921,738	(495,732)	486,799	3,770,391	224,186
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(18,901,942)	834,407	(9,244,654)	1,374,465	(419,283)	424,283
Net increase (decrease) in net assets from operations	47,104,585	30,297,980	27,901,244	6,898,324	7,847,408	1,003,528
Distributions to Shareholders
From net investment income:
Class A	(19,404,530)	(8,874,462)	(5,440,164)	(761,282)	(4,226,298)	(247,369)
Class C	(6,856,505)	(3,213,658)	(1,224,965)	(249,039)	(24,328)	(2,348)
Class I	(35,049,034)	(12,804,762)	(29,602,551)	(4,278,472)	(638,288)	(190,998)
From accumulated net realized gains:
Class A	(1,951,603)	(453,779)	(81,918)	(14,033)	(205,991)	—
Class C	(721,617)	(225,428)	(23,759)	(2,500)	(564)	—
Class I	(2,992,094)	(688,863)	(343,254)	(48,835)	(15,158)	—
Decrease in net assets from distributions to shareholders	(66,975,383)	(26,260,952)	(36,716,611)	(5,354,161)	(5,110,627)	(440,715)
Fund Share Transactions
Proceeds from sale of shares	1,044,409,183	587,615,127	957,068,973	548,090,817	101,739,847	38,927,320
Proceeds from shares issued to shareholders due to reinvestment of distributions	56,463,557	22,508,971	35,701,062	4,901,832	4,692,699	254,352
	1,100,872,740	610,124,098	992,770,035	552,992,649	106,432,546	39,181,672
Cost of shares redeemed	(505,092,773)	(196,096,272)	(390,659,290)	(54,766,607)	(123,594,020)	(1,168,737)
Net increase (decrease) in net assets from Fund share transactions	595,779,967	414,027,826	602,110,745	498,226,042	(17,161,474)	38,012,935
Net increase (decrease) in net assets	575,909,169	418,064,854	593,295,378	499,770,205	(14,424,693)	38,575,748
Net assets at the beginning of period	672,804,112	254,739,258	511,691,384	11,921,179	38,575,748	—
Net assets at the end of period	$1,248,713,281	$672,804,112	$1,104,986,762	$511,691,384	$24,151,055	$38,575,748
Undistributed (Over-distribution of) net investment income at the end of period	$(2,861,627)	$(1,221,345)	$1,439,693	$(268,602)	$(144,096)	$(82,625)

See accompanying notes to financial statements.

56	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	57

Financial

Highlights

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2014	$22.33	$1.22	$0.06	$1.28	$(1.28)	$(0.14)	$(1.42)	$22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	0.40	(1.27)	(0.10)	(1.37)	19.45
2010(e)	20.00	0.45	0.43	0.88	(0.46)	—	(0.46)	20.42
Class C (4/10)
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	0.24	(1.12)	(0.10)	(1.22)	19.42
2010(e)	20.00	0.38	0.43	0.81	(0.41)	—	(0.41)	20.40
Class I (4/10)
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	0.45	(1.33)	(0.10)	(1.43)	19.45
2010(e)	20.00	0.47	0.44	0.91	(0.48)	—	(0.48)	20.43

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.75%	$274,366	1.00%		5.33%		1.00%		5.33%		54%
9.15	246,562	1.03		5.70		1.03		5.70		77
19.72	77,603	1.13		5.99		1.07		6.05		83
1.76	23,883	1.16		6.69		1.08		6.77		137
4.48	4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83
0.96	11,037	1.91		6.02		1.83		6.10		137
4.12	1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77
20.08	136,009	0.88		6.29		0.82		6.34		83
1.97	53,432	0.92		6.85		0.83		6.94		137
4.61	16,385	1.16	*	5.21	*	0.84	*	5.54	*	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2014	$20.70	$0.85	$(0.04)	$0.81	$(0.82)	$(0.01)	$(0.83)	$20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	0.35	(1.42)	(1.07)	(0.36)	—	(0.36)	18.57
Class C (5/11)
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
2011(e)	20.00	0.29	(1.42)	(1.13)	(0.31)	—	(0.31)	18.56
Class I (5/11)
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	0.37	(1.42)	(1.05)	(0.38)	—	(0.38)	18.57

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.96%	$131,751	0.98%		4.06%		0.98%		4.06%		41%
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	0.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2014	$21.53	$1.27	$0.67	$1.94	$(1.37)	$(0.05)	$(1.42)	$22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class I (12/12)
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.10%	$9,037	1.18%		5.53%		1.07%		5.64%		178%
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Symphony Credit Opportunities

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

Symphony Floating Rate Income

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange. Under normal market conditions, the Fund’s average portfolio duration will not be longer than one year.

Symphony High Yield Bond

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” or “junk bonds.” These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit

64	Nuveen Investments

investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio, including the use of interest rate derivatives to convert fixed rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of September 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$15,786,386	$60,986,721	$1,000,000

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	65

Notes to Financial Statements (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the

66	Nuveen Investments

pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$—	$5,538,167	$—	***	$5,538,167
Convertible Bonds	—	5,289,803	—		5,289,803
Corporate Bonds	—	964,883,070	—		964,883,070
Variable Rate Senior Loan Interests	—	208,238,255	—		208,238,255
Short-Term Investments:
Repurchase Agreements	—	58,163,693	—		58,163,693
Total	$—	$1,242,112,988	$—	***	$1,242,112,988

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks	$—	$2,782,690	$—		$2,782,690
Corporate Bonds	—	170,562,144	—		170,562,144
Variable Rate Senior Loan Interests	—	888,392,462	—		888,392,462
Short-Term Investments:
Repurchase Agreements	—	70,454,181	—		70,454,181
Total	$—	$1,132,191,477	$—		$1,132,191,477

Symphony High Yield Bond
Long-Term Investments*:
Corporate Bonds	$—	$21,846,705	$—		$21,846,705
Short-Term Investments:
Repurchase Agreements	—	2,964,400	—		2,964,400
Total	$—	$24,811,105	$—		$24,811,105
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	67

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, option purchased and options written are recognized as component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$58,163,693	$(58,163,693)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	70,454,181	(70,454,181)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	2,964,400	(2,964,000)	—
*	As of September 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

68	Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Credit Opportunities
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,204,830	$278,119,939	9,975,638	$223,218,556
Class C	4,597,941	104,611,847	2,738,333	61,089,945
Class I	29,034,361	661,677,397	13,517,596	303,306,626
Shares issued to shareholders due to reinvestment of distributions:
Class A	894,442	20,362,864	393,149	8,772,176
Class C	253,275	5,750,771	115,726	2,576,219
Class I	1,334,571	30,349,922	500,563	11,160,576
	48,319,420	1,100,872,740	27,241,005	610,124,098
Shares redeemed:
Class A	(11,777,510)	(268,655,918)	(2,879,827)	(64,207,801)
Class C	(1,059,754)	(24,074,601)	(587,005)	(13,079,448)
Class I	(9,346,869)	(212,362,254)	(5,302,486)	(118,809,023)
	(22,184,133)	(505,092,773)	(8,769,318)	(196,096,272)
Net increase (decrease)	26,135,287	$595,779,967	18,471,687	$414,027,826

Nuveen Investments	69

Notes to Financial Statements (continued)

	Symphony Floating Rate Income
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,924,245	$166,141,015	4,826,203	$99,707,021
Class C	1,163,669	24,357,525	1,455,428	29,973,755
Class I	36,531,635	766,570,433	20,247,613	418,410,041
Shares issued to shareholders due to reinvestment of distributions:
Class A	251,328	5,268,605	35,474	731,745
Class C	55,850	1,169,253	11,763	242,671
Class I	1,396,035	29,263,204	190,019	3,927,416
	47,322,762	992,770,035	26,766,500	552,992,649
Shares redeemed:
Class A	(6,082,455)	(127,557,648)	(637,587)	(13,166,685)
Class C	(689,326)	(14,418,332)	(65,432)	(1,348,730)
Class I	(11,850,725)	(248,683,310)	(1,945,417)	(40,251,192)
	(18,622,506)	(390,659,290)	(2,648,436)	(54,766,607)
Net increase (decrease)	28,700,256	$602,110,745	24,118,064	$498,226,042

	Symphony High Yield Bond
	Year Ended 9/30/14		For the Period 12/10/12 (commencement of operations) through 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,711,979	$82,326,294	1,517,951	$32,519,199
Class C	27,593	614,102	5,118	105,500
Class I	831,242	18,799,451	310,707	6,302,621
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,116	4,401,409	11,386	244,647
Class C	897	20,151	27	579
Class I	12,017	271,139	425	9,126
	4,779,844	106,432,546	1,845,614	39,181,672
Shares redeemed:
Class A	(5,014,421)	(113,180,598)	(13,180)	(283,257)
Class C	(8,653)	(193,770)	—	—
Class I	(453,221)	(10,219,652)	(40,957)	(885,480)
	(5,476,295)	(123,594,020)	(54,137)	(1,168,737)
Net increase (decrease)	(696,451)	$(17,161,474)	1,791,477	$38,012,935

5. Investment Transactions

Long-term purchases and sales (including maturities) during the fiscal year ended September 30, 2014, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$1,131,808,666	$914,513,208	$126,152,386
Sales and maturities	549,176,989	340,880,612	145,212,324

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

70	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$1,253,449,622	$1,141,296,259	$24,835,580
Gross unrealized:
Appreciation	$14,670,364	$3,625,639	$330,469
Depreciation	(26,006,998)	(12,730,421)	(354,944)
Net unrealized appreciation (depreciation) of investments	$(11,336,634)	$(9,104,782)	$(24,475)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, tax equalization, complex securities character adjustments and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of September 30, 2014, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(1,029)	$(30,683)	$850,691
Undistributed (Over-distribution of) net investment income	444,847	334,345	331,143
Accumulated net realized gain (loss)	(443,818)	(303,662)	(1,181,834)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$7,429,616	$6,609,735	$2,600,409
Undistributed net long-term capital gains	4,116,156	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014, and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended, September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$62,122,125	$34,381,713	$5,190,396
Distributions from net long-term capital gains	2,131,349	22,519	—

2013	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond[3]
Distributions from net ordinary income[2]	$23,929,444	$3,885,037	$234,450
Distributions from net long-term capital gains	393,365	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	For the period December 10, 2012 (commencement of operations) through September 30, 2013.

As of September 30, 2014, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Symphony Floating Rate Income
Capital losses to be carried forward – not subject to expiration	$758,975

Nuveen Investments	71

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For net assets over $2 billion	0.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate for these Funds was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	N/A	N/A	1.35%
Symphony Floating Rate Income	0.85%	January 31, 2015	1.10
Symphony High Yield Bond	0.85	January 31, 2015	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

72	Nuveen Investments

During the fiscal year ended September 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected (Unaudited)	$969,005	$405,824	$29,507
Paid to financial intermediaries (Unaudited)	882,832	390,035	26,424

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances (Unaudited)	$1,196,376	$530,115	$5,323

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained (Unaudited)	$766,781	$195,822	$3,491

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2014, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained (Unaudited)	$46,842	$37,036	$356

As of September 30, 2014, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	—	2,500
Class C Shares	—	—	2,500
Class I Shares	—	—	356,607

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of September 30, 2014, the Funds’ outstanding unfunded senior loan commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding unfunded senior loan commitments	$—	$64,516	$—

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the

Nuveen Investments	73

Notes to Financial Statements (continued)

credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of September 30, 2014, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

The following Funds have entered into a 364-day revolving line of credit (“Borrowings”), renewable annually, with their custodian bank to provide the Funds with a source of liquidity to meet temporary demands of the Funds.

Each Fund’s maximum commitment amount under its Borrowings is a follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Maximum commitment amount	$150,000,000	$100,000,000

On July 23, 2014, Symphony Credit Opportunities renewed its Borrowings with its custodian, at which time the maximum commitment amount was increased to $150,000,000 and the commitment fee on the unused portion of the Borrowings was increased to 0.15%. The Fund also incurred a one-time closing fee of 0.10% on the new maximum commitment amount, which will expensed over the 365-day period.

Interest charged on these Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Funds also accure a 0.125% per annum commitment fee on the unused portion of the Borrowings and incurred a one-time closing fee on the maximum commitment amount, which will be expensed over the 364-day period.

On November 21, 2014, (subsequent to the close of this reporting period) Symphony Floating Rate Income renewed its Borrowings with its custodian, at which time the maximum commitment amount was increased to $150,000,000 and the commitment fee on the unused portion of the Borrowings was increased to 0.15%. The Fund also incurred a one-time closing fee of 0.10% on the new maximum commitment amount, which will expensed over the 365-day period.

Fees incurred on the Borrowings are recognized as a component of “Other expenses” on the Statement of Operations.

As of September 30, 2014, the Funds have not yet utilized these Borrowings.

10. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

11. Subsequent Events

Class R6 Shares

On October 1, 2014, Symphony Credit Opportunities began offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

74	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm* KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* Early in the fiscal period ended September 30, 2014, the Board of Trustees of the Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen High Yield Bond Fund, upon recommendation of the Audit Committee, engaged Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to the Funds, replacing PricewaterhouseCoopers LLP “PricewaterhouseCoopers”), effective December 23, 2013. Effective August 11, 2014, upon the resignation of Ernst & Young as independent registered public accounting firm as a result of the pending acquisition of Nuveen Investments by TIAA-CREF, which took place in early October, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds.

PricewaterhouseCoopers’ report on the Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund for the two most recent fiscal periods ended September 30, 2013 and September 20, 2012, and its report on the Nuveen High Yield Bond Fund for its most recent fiscal period September 30, 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods mentioned above for the Funds and for the period October 1, 2013 through December 23, 2013, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements. For the period December 24, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Long-Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2014:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Long-Term Capital Gains Distributions	$2,131,349	$22,519	$115,691

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	75

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a security in relation to a change in the value of a fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

76	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

Nuveen Investments	77

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	199
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	199
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	199
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	199

78	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	199
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	199

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	200
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	200
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	200

80	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	200
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	200
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	200
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	200
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

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In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets

84	Nuveen Investments

under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Income Fund”) and Nuveen Symphony High Yield Bond Fund (the “High Yield Bond Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

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[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

In considering the performance data for the Funds, the Independent Board Members noted that Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”) had demonstrated generally favorable performance in comparison to its peers, performing in the first quartile over various periods.

Additionally, the Board noted that the Floating Rate Income Fund and the High Yield Bond Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Credit Opportunities Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were below the respective peer averages and that the Floating Rate Income Fund and the High Yield Bond Fund had slightly higher or higher net management fees than their respective peer averages but a net expense ratio (including fee waivers and expense reimbursements) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. The Independent Board Members also noted that the Sub-Adviser also advises equity and taxable fixed-income hedge funds and reviewed the average fee and fee range assessed such funds as well as the performance fee. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds

88	Nuveen Investments

resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Nuveen Investments	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SCFR-0914D        4520-INV-Y11/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees billed to the Funds during the Funds’ last two fiscal years by KPMG LLP, the funds’ current auditor, and PricewaterhouseCoopers LLP, the funds’ former auditor. The audit fees billed to the fund for the fiscal year 2014 are the only fees that have been billed to the funds by KPMG LLC. All other fees listed in the tables below were billed to the fund by PricewaterhouseCoopers LLP. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	35,500	0	0	0
Nuveen Symphony Floating Rate Income Fund	33,500	0	0	0
Nuveen Symphony High Yield Bond Fund	31,500	0	0	0

Total	$100,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	34,773	0	2,500	0
Nuveen Symphony Floating Rate Income Fund	32,779	0	2,500	0
Nuveen Symphony High Yield Bond Fund	31,300	0	0	0

Total	$98,852	$0	$5,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	2,500	0	0	2,500
Nuveen Symphony Floating Rate Income Fund	2,500	0	0	2,500
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$5,000	$0	$0	$5,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2014